UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 25, 2016
Date of Report (Date of earliest event reported)

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CAPITAL ONE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	1-13300	54-1719854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) (c)    Effective November 28, 2016, Ryan M. Schneider will be leaving his role as President, Card, of Capital One Financial Corporation (the “Company”) to take on the role of chief executive officer of another publicly traded company. With Mr. Schneider’s departure, Michael J. Wassmer will be promoted to President, U.S. Card, and will be responsible for leading the Company’s entire consumer credit card business in the United States. Christopher T. Newkirk will be promoted to President, International and Small Business Card and will be responsible for leading the Company’s consumer credit card business in Canada and the United Kingdom and the Company’s small business credit card business in the United States. Both of these appointments are also effective November 28, 2016. Mr. Wassmer and Mr. Newkirk will report directly to Richard Fairbank, the Company’s Chief Executive Officer. Mr. Wassmer and Mr. Newkirk will remain at their current compensation and benefit levels and the Compensation Committee of the Company will consider adjustments to such compensation in early 2017 in connection with the committee’s annual review of senior executive officer compensation. Mr. Schneider will remain with the Company as a senior advisor through January 3, 2017, at his current compensation and benefit levels, to assist with the management transition.
Mr. Wassmer, age 46, has served as Executive Vice President of all of the Company’s U.S. Domestic Card business, other than Co-Branded Card, since 2013. In this role, Mr. Wassmer is responsible for leading all credit decisioning and marketing for the domestic U.S. Card and Small Business Card businesses. In his over 20 years of leadership in the Company’s Card business, Mr. Wassmer has been responsible for leading significant growth including the launch of the Company’s flagship consumer and small business products including the Venture, Quicksilver and Spark product lines. Mr. Wassmer joined the Company in 1994 as a Business Analyst, and has served in roles of increasing responsibility across the Company, expanding his leadership scope and experience driving strategy and analysis, finance, operations and risk management.
Mr. Newkirk, age 45, has served as Executive Vice President, Head of International Card of the Company since 2015. In this role, Mr. Newkirk is responsible for managing the growth and advancement of the Company’s International Card business including all credit, marketing, and financial decisions of the business. Since joining the Company in 2008, Mr. Newkirk has also led U.S. Card Customer Management, where he was responsible for the risk adjusted returns, growth, loyalty and retention of the portfolio.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION
Dated: November 25, 2016	By:	/s/ John G. Finneran, Jr.
John G. Finneran, Jr.
General Counsel and Corporate Secretary

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